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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 17, 1997



               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
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     (Exact name of registrant as specified in its governing instruments)



          DELAWARE                       333-7854               56-1643598
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)



                            ONE FIRST UNION CENTER
                     CHARLOTTE, NORTH CAROLINA 28228-0600
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                   (Address of Principal Executive Offices)



      Registrant's telephone number, including area code: (704) 374-6828

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                                                 Exhibit Index appears on page 5



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ITEM 5. OTHER EVENTS

     On or about November 25, 1997, the Registrant will cause the issuance and sale of approximately $2,203,502,324.63 initial principal amount of Mortgage Pass-Through Certificates, Series 1997-C2, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1997, among the Registrant, First Union National Bank as master servicer, Criimi Mae Services Limited Partnership as special servicer, LaSalle National Bank as trustee and ABN Amro Bank N.V. as fiscal agent (the "Pooling and Servicing Agreement").

     In connection with the sale of certain classes of the Certificates (collectively, the "Underwritten Certificates") pursuant to a Prospectus Supplement relating to certain classes of the Certificates, the Registrant has been advised by Lehman Brothers Inc. and First Union Capital Markets Corp. (the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 333-7854, furnished to one or more prospective investors on November 17, 1997 a Collateral Term Sheet setting forth certain information about certain of the mortgage loans expected to be deposited in trust under the Pooling and Servicing Agreement and the size and structure of the potential offering (the "Collateral Term Sheet"). This Collateral Term Sheet is being filed as an exhibit to this report.

     The Collateral Term Sheet has been provided by the Underwriters. The information in the Collateral Term Sheet is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements.

            Not applicable.

        (b) Pro Forma Financial Information

            Not applicable.

        (c) Exhibits


                        Item 601(a) of Regulation
    Exhibit Number           S-K Exhibit No.                Description
    --------------      -------------------------       ---------------------

         1                        99                    Collateral Term Sheet






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST UNION COMMERCIAL
                                            MORTGAGE SECURITIES, INC.


                                          By: /s/ MICHAEL H. GRECO
                                              ----------------------------------
                                              Name:  Michael H. Greco
                                              Title: Senior Vice President

Dated: November 19, 1997




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                                 EXHIBIT INDEX


                        Item 601(a) of Regulation
    Exhibit Number           S-K Exhibit No.                Description
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         1                        99                    Collateral Term Sheet



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